August 27, 1999
Dear Fellow Shareholders:

Here is your Annual Report on the Boyle Marathon Fund. For the year, the Fund returned 41.7% for the shareholders. An investment of $10,000 in the Fund on July 1, 1998, was worth $14,170 on June 30, 1999. The same investment in the S&P 500 Index would have returned only 19.52% during that same period (that is worth $11,952). The Boyle Marathon Fund was 100% tax efficient again in 1999. So, for another year, our shareholders will not have to pay any capital gains taxes. Looking forward, we can promise you that we will do our very best to beat the S&P 500 Index without taxing our shareholders. Of course, there are no guarantees.

In the last 12 months, the Fund's technology stocks were the strongest performers, followed by financial services and retail stocks. Fear about the government's involvement in prescription drugs caused our pharmaceutical stocks to under perform. We expect to increase the Fund's weighting in pharmaceutical stocks over the next few months as the fears subside and as the proposals for prescription drugs are better understood.

Americans and people around the world are embracing online commerce and trading. For the next 3 to 5 years, we are expecting continued explosive growth in e-commerce and in 3 years, we believe all companies will be Internet companies. The Fund is well positioned in companies, which will provide the infrastructure for e- commerce. We refer to them as the "pick and shovel" companies. History confirms that in the California gold rush, the companies that made the money were the ones that sold the equipment to the gold miners. We are also expecting continued self- reliance in wealth management, so the Fund is well positioned in companies that help individual investors manage their money. We are further expecting significant breakthroughs in medicines and continued interest in staying healthy. So, the Fund has positions in the leading pharmaceutical companies.

The economy is in great shape for stock prices to move higher over the next 3 to 5 years. Inflation is low, interest rates are reasonable, employment is high, consumer confidence is high, governments at all levels have surpluses, and there are enough worriers around to keep investors from letting the market get ahead of itself. This is a favorable backdrop for investing in stocks for the long run.

We thank our shareholders for their continued confidence and trust. Please feel free to call us toll free if you have a question or visit our web site for daily updates.

                                   Respectfully submitted,


/S/   Mike        Joanne
                                   -------------------------
                                   Michael J. and Joanne E. Boyle

P.S. Morningstar and Lipper rank the Fund in the top 1% of funds in our category.

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                                [GRAPH GOES HERE]

Past performance does not guarantee future results. Investment return and principal values will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. The Fund's portfolio differs significantly from the securities in the S&P 500 Index. The S&P 500 Index is unmanaged and does not therefore does not reflect the cost of portfolio management or trading.

                         1 Year Return     Since Inception      Value of $10,000
                         Ending 6/30/99    Ave. Annual Return   Investment
Boyle Marathon Fund               41.7%                  33.9%           $14,610
S&P 500 Index                     19.5%                  24.1%           $11,952

----------------------------------------------------------------------

The Boyle Marathon Fund is a no-load fund that seeks to consistently beat the S&P 500 Index without taxing shareholders. As you will see from the annual report to Shareholders, the Fund is currently invested in domestic, large capitalization stocks. Thank you for investing in the Fund. Please tell your friends about the Fund.

                  INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Directors
Boyle Marathon Fund:

We have audited the accompanying statement of assets and liabilities of Boyle Marathon Fund, including the schedule of portfolio investments, as of June 30, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boyle Marathon Fund as of June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 23, 1998 (commencement of operations) to June 30, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
July 15, 1999

 Boyle Marathon Fund
                                                         Schedule of Investments
                                                         June 30, 1999
 Shares/Principal Amount                         Market Value   % of Assets
 Technology
   400    3Com Corp. *                                 10,675
 2,000    America Online *                            220,500
   300    American Telephone & Telegraph               16,687
 1,040    At Home                                      56,095
   200    Broadcom, Inc. *                             28,913
 3,000    Cisco Systems Inc. *                        193,500
   200    CMG Inc. *                                   22,812
   400    CNET Inc. *                                  23,050
 5,200    Dell Computer Corp. *                       192,400
 2,000    EMC Corporation *                           110,000
   200    Exodus Inc. *                                23,987
   100    Gemstar *                                     6,525
   400    Intel Corp.                                  23,800
   600    Lucent Technologies                          40,463
 1,000    Microsoft Corp. *                            90,187
   300    QUALCOM, inc. *                              43,050
   400    Uniphase Corp. *                             66,400
   100    MCI Worldcom *                                8,606
   300    Yahoo!, Inc. *                               51,675
                                                    1,229,325    59.49%
 Retail
   100    Amazon.Com *                                 12,513
   300    eBay *                                       45,300
 2,400    Gap Inc.                                    120,900
 1,100    Home Depot Inc.                              70,950
   400    Safeway Inc. *                               19,800
   800    Starbucks Corp. *                            30,050
   500    Walgreen Co.                                 14,688
 1,000    Wal-Mart Stores Inc.                         48,250
   200    Williams Sonoma, Inc. *                       6,962
                                                      369,413    17.88%
 Pharmaceuticals
   100    Bristol Myers Squibb Co.                      7,025
    50    Johnson & Johnson                             4,900
   500    Lilly, (Eli) & Co.                           35,813
 1,000    Merck & Co. Inc.                             73,625
   350    Pfizer Inc.                                  38,150
   300    Watson Pharmaceuticals, Inc. *               10,519
                                                      170,032     8.23%
 Financial Services
   300    CitiGroup, Inc.                              14,250
 2,000    E Trade Group *                              79,875
   100    Fedl National Mortgage Assoc.                 6,825
 1,500    Schwab (Charles) Corp.                      164,531
                                                      265,481    12.85%
*Non-ncome producing securities.
    The accompanying notes are an integral part of the financial statements.

 Shares/Principal Amount                         Market Value   % of Assets
 Cash and Equivalents
 23,920   Fountain Square Treasury                     23,920     1.16%

          Total Investments (cost $1,355,549)       2,058,171    99.60%

          Other Assets Less Liabilities                 8,236     0.40%

          Net Assets - Equivalent to $14.61         2,066,407   100.00%
          per share basied on 141,428 shares
          of capital stock outstanding (Note 4)

*Non-ncome producing securities.
    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilites
     June 30, 1999

Assets:
     Investment Securities at Market Value                       2,058,171
          (Identified Cost - $1,355,549)
     Cash                                                           24,398
     Receivables:
          Dividends and Interest                                       519
     Other Assets                                                    7,254
               Total Assets                                      2,090,342
Liabilities
     Payables:
          Accrued Expenses                                          23,935
               Total Liabilities                                    23,935
Net Assets                                                       2,066,407
Net Assets Consist of:
     Capital Paid In                                             1,487,140
     Undistributed Net Investment Income                           (45,663)
     Accumulated Realized Gain (Loss) on Investments - Net         (77,692)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net             702,622
Net Assets, for 141,428 Shares Outstanding                        2,066,407
Net Asset Value and Redemption Price
     Per Share ($2,066,407/141,428 shares)                            14.61
Offering Price Per Share                                              14.61

 Statement of Operations
         For period ending June 30, 1999

Investment Income:
     Dividends                                                        2,604
     Interest                                                         2,963
          Total Investment Income                                     5,567
Expenses
     Management Fees (Note 2)                                        21,278
     Administration Fee                                              14,186
     Audit                                                            8,088
     Other expenses                                                   2,500
     Organizational Costs                                             1,980
          Total Expenses                                             48,032

Net Investment Income                                               (42,465)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                            (77,692)
     Distribution of Realized Capital Gains from other
          Investment Companies                                            -
     Unrealized Gain (Loss) from Appreciation (Depreciation)
          on Investments                                            647,127
Net Realized and Unrealized Gain (Loss) on Investments              569,435

Net Increase (Decrease) in Net Assets from Operations               526,970

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
                                                            7/1/98      2/23/98
                                                            to          to
                                                            6/30/99     6/30/98
From Operations:
     Net Investment Income                                  (42,465)     (3,197)
     Net Realized Gain (Loss) on Investments                (77,692)          0
     Net Unrealized Appreciation (Depreciation)             647,127      55,494
     Increase (Decrease) in Net Assets from Operations      526,970      52,297
From Distributions to Shareholders
     Net Investment Income                                        0           0
     Net Realized Gain (Loss) from Security Transactions          0           0
     Net  Increase (Decrease) from Distributions                  0           0
From Capital Share Transactions:
     Proceeds From Sale of  45,859 Shares                   554,178     932,962
     Net Asset Value of 0 Shares Issued on Reinvestment
     of Dividends                                                 0           0
     Cost of 0 Shares Redeemed                                    0           0
                                                            554,178     932,962

Net Increase  in Net Assets                               1,081,148     985,259
Net Assets at Beginning of Period                           985,259           0
Net Assets at End of Period                               2,066,407     985,259

Financial Highlights
Selected data for a share of common stock
outstanding throughout the period:                          7/1/98      2/23/98
                                                            to          to
                                                            6/30/99     6/30/98
Net Asset Value -
     Beginning of Period                                      10.31       10.00
Net Investment Income                                         (0.36)      (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                                 4.66        0.36
Total from Investment Operations                               4.30        0.31
Dividends
     (from net investment income)                              0.00        0.00
Distributions (from capital gains)                             0.00        0.00
Return of Capital                                              0.00        0.00
     Total Distributions                                       0.00        0.00
Net Asset Value -
     End of Period                                            14.61       10.31
Total Return *                                                41.71%       8.84%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                        2,066         985

Ratio of  Expenses  to Average  Net  Assets*                   3.36%       6.59%
Ratio of Net Income to Average Net Assets*                    (2.97)%    (3.98)%
Portfolio Turnover Rate                                       59.04%       0.00%

*Annualized

    The accompanying notes are an integral part of the financial statements.

Boyle Marathon Fund
                                              Notes to Financial Statements
                                                              June 30, 1999




1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund.

Boyle Marathon Fund
                                              Notes to Financial Statements
                                                              June 30, 1999

3.)   RELATED PARTY TRANSACTIONS
  Certain owners of Boyle Management and Research, Inc. are also owners and/or directors of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At June 30, 1999 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $1,487,140. Transactions in common stock were as follows:

Shares sold                              45,859
Shares issued to shareholders in
reinvestment of dividends                     0
                                         45,859
Shares redeemed
                                              0
Net Increase                             45,859
Shares Outstanding:
Beginning of Period
                                         95,569
End of Period

                                        141,428


5.)   PURCHASES AND SALES OF SECURITIES
  During the year ending June 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,405,464 and $819,386 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1999.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.
  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:
  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
    732,562          (29,940)           702,622